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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1999

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

         California                 333-44209               33-071-5871
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


1401 Dove Street
Newport Beach, California                                     92660
-------------------------                                   ----------
(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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Item 5.  Other Events.
         ------------

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999 and for the periods ending June 30, 1999 and June 30, 1998 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.               Description
-----------              -----------               -----------

1                        23                        Consent of KPMG LLP,
                                                   independent auditors of
                                                   Ambac Assurance Corporation
                                                   and subsidiaries with respect
                                                   to the Impac Secured Assets
                                                   Corp. Mortgage Pass-Through
                                                   Certificates, Series 1999-1

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IMPAC SECURED ASSETS CORP.


                                           By: /s/ Richard J. Johnson
                                              -------------------------------
                                           Name:    Richard J. Johnson
                                           Title: Chief Financial Officer


Dated: September 28, 1999

                                  EXHIBIT INDEX


              Item 601(a) of                                      Sequentially
Exhibit       Regulation S-K                                            Numbered
Number        Exhibit No.                   Description                 Page
------        -----------                   -----------                 ----

1                      23                   Accountants' Consent        6